UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O BROWN BROTHERS HARRIMAN & CO.

50 POST OFFICE SQ.

BOSTON, MA 02110

ATTENTION SUZAN BARRON

(Address of principal executive offices)(Zip code)

Copy to:

Suzan Barron Brown Brothers Harriman & Co. 50 Post Office Sq. Boston, MA 02110 (Name and Address of Agent for Service)	Laura E. Flores, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Report to Stockholders.

The China Fund, Inc.

ANNUAL REPORT

October 31, 2022

The China Fund, Inc.
Table of Contents

THE CHINA FUND, INC.

Key Highlights (unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	10,258,595
Total Net Assets (10/31/22)	$118,765,315
Net Asset Value Per Share (10/31/22)	$11.58
Market Price Per Share (10/31/22)	$9.80

TOTAL RETURN(1)
Performance as of 10/31/22:	Net Asset Value(2)	Market Price	MSCI China All-Shares Index
1-Year Cumulative	(46.70)%	(47.48)%	(42.48)%
3-Year Cumulative	(18.82)%	(21.93)%	(22.94)%
3-Year Annualized	(6.72)%	(7.92)%	(8.32)%
5-Year Cumulative	(16.15)%	(21.54)%	(29.24)%
5-Year Annualized	(3.46)%	(4.74)%	(6.68)%
10-Year Cumulative	45.46%	38.15%	20.22%
10-Year Annualized	3.82%	3.28%	1.86%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/28/21	$0.0421	$7.2248
12/28/20	$0.1502	$2.1621
12/30/19	$0.1320	$1.2523
12/21/18	$0.1689	$0.3712
12/19/17	$0.5493	—
12/19/16	$0.4678	—
12/28/15	$0.2133	$1.2825
12/22/14	$0.2982	$3.4669
12/23/13	$0.4387	$2.8753
12/24/12	$0.3473	$2.9044

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

(2) Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from what is reported in the Financial Highlights.

THE CHINA FUND, INC.

Asset Allocation AS OF October 31, 2022 (unaudited)

Ten Largest Listed Equity Investments*
Pinduoduo, Inc.	7.9%
Alibaba Group Holding, Ltd.	6.8%
Meituan	6.2%
JD.com, Inc.	4.4%
China Merchants Bank Co., Ltd.	4.3%
China International Capital Corp., Ltd.	4.1%
CITIC Securities Co., Ltd.	3.3%
Tencent Holdings, Ltd.	2.7%
Shanghai Baosight Software Co., Ltd.	2.6%
Sungrow Power Supply Co., Ltd.	2.6%

* Percentages based on net assets.

Industry Allocation (unaudited)

Industry Allocation (as a percentage of net assets)

Health Care Equipment & Supplies, 2.5%
Life Sciences Tools & Services, 2.4%
Household Durables, 2.2%
Other Industries, 10.1%
Collateral, Short Term Investments, and Other Assets and Liabilities, 1.4%
Internet & Direct Marketing Retail, 25.3%
Interactive Media & Services, 2.7%
Specialty Retail, 2.9%
Beverages, 3.1%
Chemicals, 3.2%
Banks, 4.3%
Real Estate Management & Development, 4.3%
Electrical Equipment, 4.6%
Software, 6.4%
Semiconductors & Semiconductor Equipment, 6.5%
Machinery, 7.0%
Capital Markets, 11.1%

Fund holdings are subject to change and percentages shown above are based on net assets at October 31, 2022. A complete list of holdings at October 31, 2022 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

Chairman’s Statement (unaudited)

Dear fellow Stockholders,

We have the pleasure to provide the annual report for The China Fund, Inc. (the “Fund”) covering its full fiscal year from November 1, 2021 to October 31, 2022, otherwise referred to herein as the “Period”.

As I wrote in my letter at this time last year, the China market peaked in February 2021 and has subsequently moved gradually downwards until reaching a low this past October-end, a time that coincidentally equates to the fiscal year-end of your Fund. Through these 19 months the China market declined approximately 51.4%, top to bottom. Since this low point however the market has rallied strongly and, at time of writing, is approximately 27.9% higher than the late October low point whilst your Fund’s net asset value (“NAV”) has increased 38.7%.

China has been dogged over the past three years by Covid-19 and in the Period particularly by the Omicron variant to which China’s own vaccine has appeared less effective. Fears of potential mass deaths from this variant led, early in 2022, to the government adopting a most rigid Zero Covid-19 Policy, covering the entire country. Whilst such a policy has undoubtedly reduced the death toll, it has also led to a sharp downturn in economic activity which is clearly evident in declines in both the industry percentage of total gross domestic product (“GDP”) and overall retail sales during the infection spikes of early 2020 and 2022, whilst numbers for the most recent Omicron spike are not in hand as yet. The human psychological effects of such a policy, that has included stringent daily testing and tight lockdowns even for the numerous cases that have proved asymptomatic, are also evident. Recent social unrest, however, amongst both factory and city workers over the very recent past appears to have been the major reason for the government to have recently relaxed its previously strict policy initially to lifting isolation, even for those testing positive, to its very latest move of relaxing all forms of isolation. The variant undoubtedly remains across the country and this new, pragmatic policy will require a rapid vaccination programme, particularly amongst the more vulnerable senior citizens, and an about-face in that the country now will need to rapidly learn to live with the virus.

Despite the marked pickup in both world energy prices and inflationary pressures - due primarily to the war in the Ukraine - China’s central bank has performed admirably to maintain inflation at very low levels. Through the Period, inflation has ranged between 0.9% and 2.8% whilst the governor of the Central Bank recently forecast an approximate 2% inflation rate for full 2022 , based on China’s bumper harvest and its growth in renewable energy generation: this favorable trend being in spite of domestic oil and gas prices having been marked to international levels.

Whilst Central Bank Governor Yi Gang strives to find the balance between inflation and growth, retail consumption through the Period has fared less well. The housing market has witnessed some sharp reductions both in sales and prices: a recent report indicated that total sales by the leading property developers are running between 20% and 30% below early-year targets with the more serious shortfalls evident in the second- and third-tier cities.

The recently concluded 20th National Congress of the Chinese Communist Party proved successful, nominating, as was expected, Xi Jinping for a third presidential term. Additionally, and in context of the prevailing narrative that loyalty rather than reformism dominated appointments to senior roles, the majority of those members elected to the key positions in the Politburo lean in favour of free market economics. As an example, the expected incoming Premier, 63-year-old Li Quang, one-time governor of Zhejiang province and recently Party Secretary of Shanghai, brings a strong track record to economic management. Further, both the Politburo and Standing Committee, whilst again

THE CHINA FUND, INC.

Chairman’s Statement (continued) (unaudited)

concentrated with Xi loyalists, demonstrate some equally serious administrative competences: the expected incoming head of the People’s Bank of China, Yin Yong, US educated and with years of Wall Street experience, underwrites the significance President Xi places on China’s financial markets whilst the government’s own commitment to free markets and globalisation is intact.

The stability of both the Chinese Government and wider society are not at risk, but the government’s newly announced, virtual abandonment of its Covid-19 policy may give rise to some volatility in the event the virus returns with any vengeance. Overall, the omens look sound for a solid economic recovery in 2023 led, as is expected, by a rebound of domestic consumption and a forecast GDP growth of some 4% to 5%. Whilst uncertainties persist given that China is hard hit by hundreds of millions of Covid infections your investment manager remains cautiously optimistic on China’s economy in the period ahead.

On international issues, our expectation is that China will apply similar pragmatism and endeavour to tone down its combative diplomatic style, seeking to woo foreign investment while simultaneously reassuring the world that it is not seeking regional conflict. The government’s biggest exterior challenge, we believe, is to cope with Washington’s attempts to hinder its technological development.

Fund Performance

For the Period, your Fund’s portfolio returned a negative 46.7 percent in comparison to a return of negative 42.5 percent for its benchmark, the MSCI China All Shares Index. Whilst this underperformance is disappointing it has been in a most difficult market environment. Your Board of Directors regularly monitors the performance of your Fund against comparable China peer funds and indices. Encouragingly, after a difficult start to the Period, the Fund has remained within the first or second quartile of this peer group throughout the one-, three-, and six-month periods. This recent rebound in performance still left the Fund’s performance over the entire Period trailing many of its peer funds, but its three-year performance remains well ahead of both its benchmark and most of its peer funds.

The outperformance of the Fund from November, following the Period-end, in gaining 38.7% in comparison to the benchmark’s 27.9% gain, through to time of writing, well demonstrates the underlying growth nature of its holdings. Since inception in 1992, your Fund has demonstrated an annualised return of 8.25% versus a 5.26% return for its benchmark. Since the transition of the Fund to Matthews International Capital Management, LLC in January 2019, the annualised return has provided a 2.73% outperformance to that of its benchmark.

Share Price Discount Management

During the Period, the range of the Fund’s share price relative to NAV has been -15.58% to -6.24% ending the Period at -15.3%. Through the Period the average discount has fared marginally better, by 1.6%, than its peer group average whilst a consistent buy-back program has redeemed 108,213 shares through the Period.

Expenses

Your Board is ever watchful of Fund expenses and in this regard has maintained the Total Expense Ratio (“TER”) at the 1.25% level through the Period. However, with the assets under management reducing through both declines in the

THE CHINA FUND, INC.

Chairman’s Statement (continued) (unaudited)

China markets and the payment of realised gains to stockholders, the TER will rise in the period ahead but hopefully any rise will be at least partially offset by increasing assets under management.

We thank all our stockholders for your support thorough the Period and offer best wishes for the holiday season

Yours very sincerely,

Julian Reid

Chair, The China Fund, Inc.

THE CHINA FUND, INC.

Investment Manager’s Statement (unaudited)

Market Environment

Chinese equities were extremely weak and choppy over the fiscal year ending October 31, 2022. Continued worry of an economic growth slowdown in China was exacerbated in late November 2021 as the Omicron coronavirus variant threatened the reopening of major economies, further dampening recovery. As we entered 2022, Chinese equities continued to be weak, weighed down by Covid-19 case spikes resulting in enforced lockdowns in tier-one cities, American Depositary Receipts (“ADR”) delisting pricing pressures and investor worries that Russia-like sanctions could be imposed upon select Chinese companies.

In May and June 2022, Chinese equities posted positive returns as the government’s less restrictive regulatory pressure on Chinese platform and internet giants, accommodative monetary and fiscal policy combined with positive changes to Covid-19 lock-down protocols prompted greater citizen mobility and a return to normalcy allowing for a rebound in sentiment and economic activity. However, in July 2022 the course was reversed as investors worried about a spillover of China real estate woes into its broader economy, lingering Covid-19 restrictions and fines on select Chinese internet companies. China’s property market sentiment continued to be negative in the final months of the Fund’s fiscal year. The real estate sector has been hit hard and continued to struggle as potential buyers and local governments cast doubts on whether some financially distressed developers can finish and deliver their pre-sold homes on time.

Additionally, geopolitical headwinds combined with disappointing announcements post the 20th Party Congress weighed on markets. The Biden administration announced fresh restrictions prohibiting U.S. companies and select trading partners from providing semiconductor technology to China which caused analysts to handicap the trickle-down effects and potential retaliation.

Performance Contributors and Detractors

For the 12-months ending October 31, 2022, the Fund returned -46.70% while its benchmark, the MSCI China All Shares Index, returned -42.48%. From a sector perspective, significant detractors from relative performance included the financials and real estate sectors, while the consumer discretionary sector was the top contributor.

Among individual stocks, the top detractor to relative performance was CIFI Holdings Group Co., Ltd. (“CIFI”), a property developer focused on building houses near the outer perimeter of tier-one cities. CIFI’s stock price fell amid deepening market concerns about the outlook of the overall property market in China. However, we remain confident/optimistic on CIFI’s long-term prospects as the company has an enviable nationwide footprint, giving it a strong base for future growth. In the long term, we expect demand for real estate to recover.

On the other hand, the top contributor to relative performance was Pinduoduo, Inc. ADR, one of China’s largest ecommerce platforms that started its businesses with a focus on lower-tier cities and price sensitive consumers directly through its interactive shopping experience. More internet platform companies in China have begun to adapt to new regulations, including by trying to set a path to profitability. We see more encouraging signs of monetization efforts—platform companies in China continue to be dominant businesses and while there will be a moderation of growth, we do not think that regulations will derail these businesses from growth entirely.

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (continued) (unaudited)

Outlook

The overhang from a weak property sector and China’s Zero Covid-19 policy continue to plague China’s equity market performance. While the property market continues to be weak, there are signs that the government is increasingly looking to loosen the very tight conditions, including supporting banks’ provision of financing to developers, and allowing certain developers to issue renminbi-denominated bonds. As for China’s Zero Covid-19 Policy, while it is difficult to predict an actual point in time where we might see the end of current strict Covid-19 measures, we are cautiously optimistic that the Chinese government will return to a more pragmatic approach, which strikes a better balance between public health and a healthy economy. Given the weaker performance of some sectors throughout the year, valuations in China are quite attractive in a global context. We remain focused on the longer-term fundamentals of the domestic growth engine and believe there are many opportunities in China. Over the longer term, we believe that company fundamentals and attractive valuations can overcome the headwinds of negative headlines and rhetoric.

THE CHINA FUND, INC.

Performance (unaudited)

Average Annual Total Returns(1) as of 10/31/22

	1-Year	5-Year	10-Year
Net Asset Value (“NAV”)	(46.70)%	(3.46)%	3.82%
Market Price	(47.48)%	(4.74)%	3.28%
MSCI China All-Shares Index	(42.48)%	(6.68)%	1.86%

Growth of a Hypothetical $10,000 Investment(2)

(1)

Past performance is not a guide to future returns. Investment returns are historical and do not guarantee future results. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Investment returns reflect changes in NAV and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The NAV percentages are not an indication of the performance of a shareholder’s investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. The Index is unmanaged and it is not possible to invest directly in the Index. The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips, P chips and foreign listings (e.g., ADRs). The Index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

(2)

The graph represents historical performance of a hypothetical investment of $10,000 in the Fund over ten years. This graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Matthews International Capital Management was appointed as Investment Manager on January 1, 2019. Prior to that date the Fund had different investment management arrangements.

THE CHINA FUND, INC.

Portfolio Management (unaudited)

Matthews International Capital Management, LLC (“Matthews Asia”), the largest dedicated Asia investment specialist in the United States, is an independent, privately owned firm with a focus on long-term investment performance.

Andrew Mattock serves as the Lead Manager for the Fund’s portfolio of listed securities. Prior to joining Matthews Asia in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from ACU. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant.

Winnie Chwang serves as the co-manager for the Fund’s portfolio of listed securities. Ms. Chwang joined Matthews Asia in 2004 and has built her investment career at the firm. Ms. Chwang is U.S. based and has over 18 years of experience investing in Asia.

THE CHINA FUND, INC.

Schedule of Investments
October 31, 2022

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK
CHINA — “A” SHARES
Auto Components — 1.0%
Zhejiang Shuanghuan Driveline Co., Ltd. — A	304,200	$1,179,544
Banks — 4.3%
China Merchants Bank Co., Ltd. — A	1,382,147	5,049,239
Beverages — 3.1%
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. — A	39,100	1,236,185
Wuliangye Yibin Co., Ltd. — A	132,696	2,410,871
		3,647,056
Capital Markets — 0.9%
East Money Information Co., Ltd. — A	477,100	1,012,150
Chemicals — 3.2%
Shandong Sinocera Functional Material Co., Ltd. — A	330,100	1,036,837
Shanghai Putailai New Energy Technology Co., Ltd. — A	276,400	1,873,074
Skshu Paint Co., Ltd. — A*	54,500	645,091
Wanhua Chemical Group Co., Ltd. — A	26,143	286,098
		3,841,100
Construction Materials — 0.1%
China Jushi Co., Ltd. — A	71,700	114,194
Electrical Equipment — 4.6%
Contemporary Amperex Technology Co., Ltd. — A	31,900	1,615,597
Gotion High-tech Co., Ltd. — A	151,800	620,635
NARI Technology Co., Ltd. — A	34,860	115,841
Sungrow Power Supply Co., Ltd. — A	172,800	3,077,058
		5,429,131
Electronic Equipment, Instruments & Components — 1.9%
Wingtech Technology Co., Ltd. — A	202,154	1,345,597
Xiamen Faratronic Co., Ltd. — A	38,900	937,433
		2,283,030
Food Products — 1.6%
Anjoy Foods Group Co., Ltd. — A	101,300	1,851,866
Health Care Equipment & Supplies — 2.5%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. — A	32,900	1,458,710
Shenzhen New Industries Biomedical Engineering Co., Ltd. — A	189,000	1,485,958
		2,944,668

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2022

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK (continued)
CHINA — “A” SHARES (continued)
Health Care Providers & Services — 0.5%
Topchoice Medical Corp. — A*	32,900	$546,093
Household Durables — 1.4%
Midea Group Co., Ltd. — A	299,329	1,636,592
Life Sciences Tools & Services — 1.2%
Hangzhou Tigermed Consulting Co., Ltd. — A	120,800	1,368,313
Machinery — 7.0%
Estun Automation Co., Ltd. — A	533,000	1,427,345
Jiangsu Hengli Hydraulic Co., Ltd. — A	108,900	817,267
Shenzhen Inovance Technology Co., Ltd. — A	330,404	2,998,355
Weichai Power Co., Ltd. — A	714,456	882,376
Wuxi Lead Intelligent Equipment Co., Ltd. — A	333,820	2,275,326
		8,400,669
Media — 1.5%
Focus Media Information Technology Co., Ltd. — A	3,010,200	1,834,385
Pharmaceuticals — 0.2%
Jiangsu Hengrui Medicine Co., Ltd. — A	34,700	189,792
Semiconductors & Semiconductor Equipment — 6.5%
Beijing Huafeng Test & Control Technology Co., Ltd. — A	21,260	764,959
Gigadevice Semiconductor Beijing, Inc. — A	56,967	636,546
Hangzhou Silan Microelectronics Co., Ltd. — A	130,500	556,818
LONGi Green Energy Technology Co., Ltd. — A	238,757	1,560,017
NAURA Technology Group Co., Ltd. — A	43,702	1,575,650
Will Semiconductor Co., Ltd. Shanghai — A	91,665	913,448
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. — A	193,500	1,875,047
		7,882,485
Software — 5.8%
Beijing Kingsoft Office Software, Inc. — A	46,510	1,838,311
Shanghai Baosight Software Co., Ltd. — A	535,730	3,088,675
Thunder Software Technology Co., Ltd. — A	150,062	2,016,428
		6,943,414

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2022

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
CHINA — “A” SHARES (continued)
Specialty Retail — 1.7%
China Tourism Group Duty Free Corp., Ltd. — A	93,000		$2,024,544
Transportation Infrastructure — 1.6%
Shanghai International Airport Co., Ltd. — A*	259,800		1,885,575
TOTAL CHINA — “A” SHARES — (Cost $80,453,985)		50.6%	60,063,840

HONG KONG
Capital Markets — 0.9%
Hong Kong Exchanges & Clearing, Ltd.	40,900		1,086,323
Entertainment — 0.8%
Bilibili, Inc. ADR(1)*	111,600		995,472
Hotels, Restaurants & Leisure — 0.9%
H World Group, Ltd. ADR	41,236		1,116,671
Household Durables — 0.8%
Man Wah Holdings, Ltd.	1,628,000		908,912
Interactive Media & Services — 2.7%
Tencent Holdings, Ltd.	120,500		3,148,196
Internet & Direct Marketing Retail — 25.3%
Alibaba Group Holding, Ltd.*	1,032,508		8,097,105
JD.com, Inc.	283,104		5,202,914
Meituan 144A*	464,100		7,422,714
Pinduoduo, Inc. ADR*	172,129		9,437,832
			30,160,565
Life Sciences Tools & Services — 0.3%
Wuxi Biologics Cayman, Inc. 144A*	67,500		302,462
Real Estate Management & Development — 4.3%
CIFI Holdings Group Co., Ltd.(1)(2)	15,334,968		1,015,865
Country Garden Services Holdings Co., Ltd.	1,144,000		1,000,154
KE Holdings, Inc. ADR*	267,570		2,723,862
Times China Holdings, Ltd.(1)*	5,359,000		335,549
			5,075,430
Software — 0.6%
Kingdee International Software Group Co., Ltd.*	410,000		672,739

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2022

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG (continued)
Specialty Retail — 1.2%
Zhongsheng Group Holdings, Ltd.	377,000		$1,430,824
TOTAL HONG KONG — (Cost $82,113,903)		37.8%	44,897,594
HONG KONG — “H” SHARES
Capital Markets — 9.3%
China International Capital Corp., Ltd. 144A	3,506,400		4,876,319
China Merchants Securities Co., Ltd. 144A	2,496,000		2,314,027
CITIC Securities Co., Ltd.	2,602,125		3,887,937
			11,078,283
Life Sciences Tools & Services — 0.9%
Pharmaron Beijing Co., Ltd. 144A	301,950		1,014,777
TOTAL HONG KONG — “H” SHARES — (Cost $18,983,192)		10.2%	12,093,060
TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $101,097,095)		48.0%	56,990,654
TOTAL COMMON STOCK — (Cost $181,551,080)		98.6%	117,054,494
COLLATERAL FOR SECURITIES ON LOAN
Money Market Funds — 2.1%
Fidelity Investments Money Market Government Portfolio, 2.91%∞ (Cost $2,503,991)	2,503,991		2,503,991
TOTAL COLLATERAL FOR SECURITIES ON LOAN — (Cost $2,503,991)		2.1%	2,503,991

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2022

Name of Issuer and Title of Issue	Principal Amount			Value (Note A)
SHORT TERM INVESTMENTS
Time Deposits — 1.6%
BNP Paribas - Paris, 1.53%, 11/1/2022	HKD	174		22
Citibank N.A. - New York, 2.43%, 11/1/2022	USD	1,903,730		1,903,730
TOTAL SHORT TERM INVESTMENTS — (Cost $1,903,752)			1.6%	1,903,752
TOTAL INVESTMENTS — (Cost $185,958,823)			102.3%	121,462,237
OTHER ASSETS AND LIABILITIES			(2.3)%	(2,696,922)
NET ASSETS			100.0%	$118,765,315

Footnotes to Schedule of Investments

*	Denotes non-income producing security.

∞	Rate shown is the 7-day yield as of October 31, 2022.

(1)

A security (or a portion of the security) is on loan. As of October 31, 2022, the market value of securities loaned was $1,918,048. The loaned securities were secured with cash collateral of $2,503,991. Collateral is calculated based on prior day’s prices.

(2)	Illiquid security. The value of an illiquid holding at October 31, 2022, amounts to $1,015,865 and represents 0.86% of net assets.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, these restricted securities amounted to $15,930,299, which represented 13.41% of net assets.

ADR — American Depositary Receipt

HKD — Hong Kong dollar

USD — United States dollar

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Assets and Liabilities
October 31, 2022

ASSETS
Investments in securities, at value (cost $185,958,823) (including securities on loan, at value, $1,918,048) (Note A)	$121,462,237
Cash	4,039
Prepaid expenses	70,498
Class action settlement proceeds receivable	70,210
TOTAL ASSETS	121,606,984

LIABILITIES
Payable upon return of collateral for securities on loan	2,503,991
Investment management fee payable (Note B)	186,217
Administration and custodian fees payable (Note B)	26,386
Chief Compliance Officer fees payable	5,500
Other accrued expenses	119,575
TOTAL LIABILITIES	2,841,669
TOTAL NET ASSETS	$118,765,315

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 10,258,595 shares outstanding (Note C)	102,586
Paid in capital in excess of par	179,113,672
Distributable earnings	(60,450,943)
TOTAL NET ASSETS	$118,765,315

NET ASSET VALUE PER SHARE
($118,765,315/10,258,595 shares of common stock outstanding)	$11.58

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Operations
Year Ended October 31, 2022

INVESTMENT INCOME:
Dividend income (net of tax withheld of $142,379)	$1,731,294
Securities lending income	43,232
Interest income	15,366
TOTAL INVESTMENT INCOME	1,789,892

EXPENSES
Investment Management fees (Note B)	1,352,414
Directors’ fees and expenses	221,817
Insurance	134,419
Legal fees (Note B)	107,329
Custodian fees (Note B)	94,675
Administration fees (Note B)	76,764
Chief Compliance Officer fee	60,500
Principal Financial Officer fee	60,500
Audit and tax service fees	55,001
Shareholder service fees	35,263
Transfer agent fees	25,163
Stock exchange listing fee	25,000
Fund accounting fees	24,983
Printing and postage	19,097
Fund Secretary fee	10,000
Miscellaneous expenses	57,129
TOTAL EXPENSES	2,360,054

NET INVESTMENT LOSS	(570,162)

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Operations (continued)
Year Ended October 31, 2022

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	$4,596,161
Net realized gain on foreign currency transactions	75,633
4,671,794
Net change in unrealized appreciation/depreciation on investments	(122,574,917)
Net change in unrealized appreciation/depreciation on foreign currency transactions	(33)
(122,574,950)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(117,903,156)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(118,473,318)

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Changes In Net Assets

	Year Ended October 31, 2022	Year Ended October 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(570,162)	$670,929
Net realized gain on investments and foreign currency transactions	4,671,794	76,332,652
Net change in unrealized depreciation on investments and foreign currency translations	(122,574,950)	(65,671,647)
Net increase (decrease) in net assets from operations	(118,473,318)	11,331,934

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(75,077,381)	(24,148,077)
Total distributions to shareholders	(75,077,381)	(24,148,077)

CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased (Note D)	(1,986,437)	(2,293,503)
Net decrease in net assets from capital share transactions	(1,986,437)	(2,293,503)
NET DECREASE IN NET ASSETS	(195,537,136)	(15,109,646)

NET ASSETS:
Beginning of Year	314,302,451	329,412,097
End of Year	$118,765,315	$314,302,451

See notes to financial statements.

THE CHINA FUND, INC.

Financial Highlights
Selected data for a share of common stock outstanding for the years indicated

	Year Ended October 31,
	2022		2021	2020	2019(1)	2018

Per Share Operating Performance
Net asset value, beginning of year	$30.32		$31.52	$22.80	$18.98	$23.31
Net investment income (loss)*	(0.06)		0.06	0.06	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.43	)(2)	1.02	9.98	4.09	(3.92)
Total from investment operations	(11.49)		1.08	10.04	4.22	(3.78)
Less dividends and distributions:
Dividends from net investment income	(0.04)		(0.15)	(0.13)	(0.17)	(0.55)
Distributions from net realized gains	(7.23)		(2.16)	(1.25)	(0.37)	—
Total dividends and distributions	(7.27)		(2.31)	(1.38)	(0.54)	(0.55)
Capital Share Transactions:
Accretion (Dilution) to net asset value resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.02		0.03	0.06	0.14	—

Net asset value, end of year	$11.58		$30.32	$31.52	$22.80	$18.98

Market price, end of year	$9.80		$26.06	$27.93	$20.08	$16.98

Total Investment Return (Based on Market Price)(3)	(47.48)%		0.54%	47.84%	21.86%	(17.53)%

Total Investment Return (Based on Net Asset Value)(4)	(46.66)%		3.65%	46.94%	23.79%	(16.55)%

Ratios and Supplemental Data
Net assets, end of year (000’s)	$118,765		$314,302	$329,412	$242,937	$298,469
Ratio of gross expenses to average net assets	1.25%		1.00%	1.08%	1.41%	1.91%
Ratio of net expenses to average net assets	1.25%		1.00%	1.08%	1.41%	1.91%
Ratio of net investment income to average net assets	(0.30)%		0.20%	0.25%	0.61%	0.62%
Portfolio turnover rate	74%		76%	60%	132%	50%

*	Per share amounts have been calculated using the average share method.
(1)	Effective January 1, 2019, Matthews International Capital Management, LLC became the investment manager. Prior to January 1, 2019, the Fund’s investment manager was Allianz Global Investors.
(2)

Includes proceeds from a class action settlement payment related to foreign exchange transactions from prior years. Without this, net realized and unrealized gain (loss) on investments and foreign currency transactions would have been $(11.44) and the Total Investment Return (Based on Net Asset Value) would have been (46.70)%.

(3)	Based on changes in the share market price and assumes that dividend and capital gain distributions, if any, were reinvested in accordance with the Dividend Reinvestment and Cash Purchase Plan.
(4)	Based on changes in the share net asset value and assumes that dividend and capital gain distributions, if any, were reinvested in accordance with the Dividend Reinvestment and Cash Purchase Plan.

See notes to financial statements.

THE CHINA FUND, INC.

Notes to Financial Statements
October 31, 2022

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is in the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China (“Direct Investments”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s investment manager is Matthews International Capital Management, LLC (“Matthews Asia” or the “Investment Manager”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation: Portfolio securities listed on recognized U.S. or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors (the “Board”) considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. For securities listed on non-North American exchanges, the Fund fair values those securities daily using fair value factors provided by a third-party pricing service if certain thresholds determined by the Board are met. Direct Investments and derivatives investments, if any, are valued at fair value as determined by or at the direction of the Board based on financial and other information supplied by the Direct Investment Manager or a third-party pricing service.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial

Notes To Financial Statements (continued)

statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Securities Lending: The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Money Market Fund	$2,503,991	$—	$—	$—	$2,503,991
Total Borrowings	$2,503,991	$—	$—	$—	$2,503,991
Gross amount of recognized liabilities for securities lending transactions					$2,503,991

As of October 31, 2022, the Fund had loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$1,918,048	$2,503,991	$—	$2,503,991

* Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

Notes To Financial Statements (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
$2,503,991	$—	$(2,503,991)	$0

Time Deposits: The Fund places excess cash balances into overnight time deposits with one or more eligible deposit institutions that meet credit and risk standards approved by the Fund. These are classified as short term investments in Schedule of Investments.

Foreign Currency Translations: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At October 31, 2022, the Fund did not hold forward foreign currency contracts.

Option Contracts: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Notes To Financial Statements (continued)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of a counterparty to meet the terms of the contract. At October 31, 2022, the Fund did not hold any option contracts.

Equity-Linked Securities: The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid. At October 31, 2022, the Fund did not hold equity-linked securities.

Direct Investments: The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in Direct Investments; however, the Board of the Fund has suspended additional investments in Direct Investments. Direct Investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. At October 31, 2022, the Fund did not hold Direct Investments.

Indemnification Obligations: Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividends and Distributions: The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no

Notes To Financial Statements (continued)

impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes: It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The tax character of distributions the Fund made during the year ended October 31, 2022 were $8,950,865 from ordinary income and $66,126,516 from net long-term capital gains. The tax character of distributions the Fund made during the year ended October 31, 2021 was $16,803,294 from ordinary income and $7,344,783 from net long-term capital gains.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. As of October 31, 2022, $352,150 was reclassified out of paid in capital and into distributable earnings.

As of October 31, 2022, the components of distributable earnings on tax basis were $6,874,510 of undistributed long-term capital gains and $67,325,453 of net unrealized depreciation on investments and currency, resulting in total accumulated losses of $60,450,943.

At October 31, 2022, the cost of investments for federal income tax purposes was $188,787,690. Gross unrealized appreciation of investments was $3,855,776 while gross unrealized depreciation of investments was $71,181,229, resulting in net unrealized depreciation of investments of $67,325,453.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Matthews Asia is the investment manager for the Fund’s listed assets (“Listed Assets”). Matthews Asia receives a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% if assets exceed $150 million and 0.80% if assets do not exceed $150 million. For the year ended October 31, 2022, the investment management fee rate was equivalent to an annual effective rate of 0.72% of the Fund’s average daily net assets. For the year ended October 31, 2022, no fees were paid for Direct Investments as the Fund held no such investments during the year.

Notes To Financial Statements (continued)

No director, officer or employee of Matthews Asia, or any affiliates of those entities receives any compensation from the Fund for serving as an officer or director of the Fund.

BBH provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays BBH a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund, subject to a monthly minimum fee. The Fund also pays BBH an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with BBH to provide custody and fund accounting services to the Fund. For these services, the Fund pays BBH asset-based fees, subject to a minimum fee, that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At October 31, 2022, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 10,258,595 were issued and outstanding.

For the year ended October 31, 2022, the Fund repurchased 108,213 shares of its common stock, valued at $1,986,437 from stockholders participating in the repurchases under the Fund’s discount management program.

	For Year Ended October 31, 2022	For Year Ended October 31, 2021
Shares outstanding at beginning of year	10,366,808	10,449,992
Shares repurchased	(108,213)	(83,184)
Shares outstanding at end of year	10,258,595	10,366,808

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On February 6, 2019, the Fund announced that its Board of Directors approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s common shares outstanding as of the close of business on October 31 of the prior year. This limit may be increased or decreased by the Board at any time. Under the Program, the Fund will repurchase its common shares in the open market on any trading day that the Fund’s shares are trading above the discount threshold, which is currently 9.5%. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Board and the Program Manager determine that such repurchase would be detrimental to the Fund and its stockholders. The Program is intended to enhance stockholder value, as repurchases made at a discount may have the effect of increasing the per share NAV of the Fund’s remaining shares. There is no assurance, however, that the market price of the Fund’s shares, either absolutely or relative to NAV, will increase as a result of any share repurchases. These repurchases may be commenced or suspended at any time or from time to time without any notice. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods.

Notes To Financial Statements (continued)

For the fiscal year ended October 31, 2022, the Fund repurchased 108,213 (October 31, 2021: 83,184) of its shares at an average price of $18.36 (October 31, 2021: $27.57) per share (including brokerage commissions) at an average discount of 11.69% (October 31, 2021: 11.01%). These repurchases had a total cost of $1,986,437 (October 31, 2021: $2,293,503). The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

NOTE E — INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2022, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $136,585,261 and $208,585,420, respectively.

NOTE F — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

In June 2021, the President of the United States issued an Executive Order (the “Order”) to prohibit, among other things, any transaction by any U.S. person in publicly traded securities of certain companies determined to be involved with China’s surveillance technology sector. The Order, which took effect on August 2, 2021, expands the scope of a previously issued Executive Order that prohibited U.S. persons’ transactions in companies determined to be affiliated with China’s military. The Order, and any similar future actions by the United States government, may limit the securities in which the Fund may invest, and adversely affect the Fund’s performance.

The Chinese government plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. The Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including with respect to foreign investors of such companies. For example, the Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government

Notes To Financial Statements (continued)

has restricted or prohibited the ownership of such company by foreign investors. As a result, an investment in a VIE structure subjects the Fund to the risks associated with the underlying Chinese company. Intervention by the Chinese government into the operation or ownership of VIE structures could significantly and adversely affect the Chinese company’s performance and thus, the value of the Fund’s investment in the VIE, as well as the enforceability of the VIE contractual arrangements with the underlying Chinese company. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. The Fund’s investment in a VIE structure is also subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach its contractual arrangements with the other entities in the VIE structure, or Chinese law changes in a way that adversely affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its VIE investments with little or no recourse available.

NOTE G — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 — Inputs that are unobservable.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total
Common Stock	$14,273,837	$102,780,657	$—	$117,054,494
Collateral For Securities On Loan	2,503,991	—	—	2,503,991
Short Term Investments	1,903,752	—	—	1,903,752
TOTAL INVESTMENTS	$18,681,580	$102,780,657	$—	$121,462,237

* Please refer to the Schedule of Investments for additional security details.

NOTE H — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the fiscal year ended October 31, 2022.

Notes To Financial Statements (continued)

NOTE I — NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management is evaluating the implications of this guidance to future financial statements.

NOTE J — CORONAVIRUS (COVID-19) PANDEMIC

The Covid-19 pandemic continues to adversely affect consumer demand and economic output, disrupting supply chains and markets, and adversely affecting local and global economies. While widespread vaccination efforts have produced positive results and signs of economic recovery appear to be sustained, the long-term implications of the Covid-19 pandemic are still unknown. Covid-19 may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact both the Fund’s performance and the performance of the securities in which the Fund invests. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which the Fund invests and market intermediaries also continue to be affected by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks. The future effects of Covid-19 on China are particularly uncertain as its progress to economic recovery may become entangled with its Zero Covid-19 Policy, the effects of such Policy and the ensuing transition away from such Policy.

Report of Independent
Registered Public Accounting Firm

To the Shareholders and Board of Directors
of The China Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2022

THE CHINA FUND, INC.

Other Information (unaudited)

TAX INFORMATION

Foreign Taxes Credit: The Fund designates $142,379 as foreign taxes paid and $1,873,651 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income: For the fiscal year ended October 31, 2022, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. Complete information will be reported in conjunction with the Form 1099-DIV. For the year ended October 31, 2022, the Fund had $181,609 in Qualified Dividend Income and 0% of total ordinary income dividends paid qualified for the corporate dividends received deduction.

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

■ Information it receives from stockholders on applications or other forms; and

■ Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Fund’s website at www.chinafundinc.com or upon request by calling 1-888-246-2255.

PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at 1-888-246-2255 and on the Securities and Exchange Commission website at www.sec.gov.

THE CHINA FUND, INC.

Other Information (continued) (unaudited)

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 22, 2022, she was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

Dividends and Distributions:
Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 505000 Louisville, Kentucky 40233-5000, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash), Participants will take such distribution or dividend entirely in shares of common stock to be issued by the Fund, and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Participant’s account.

Whenever a dividend or distribution is declared payable in cash or shares of the Fund’s common stock, the Plan will operate as follows: (i) whenever the market price per share of common stock equals or exceeds the net asset value per share at the time shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), Participants will be issued shares of common stock by the Fund valued at net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then Participants will be issued shares valued at 95% of the market price; and (ii) whenever the net asset value per share of the common stock on the Valuation Date exceeds the market price of a share of the common stock on the Valuation Date, Participants will receive shares of common stock of the Fund purchased in the open market. The Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. The Plan Agent will wait up to three business days after receipt of a check to ensure

DIVIDENDS AND DISTRIBUTIONS:
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued) (unaudited)

it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

For all purposes of the Plan: (a) the market price of shares of common stock of the Fund on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) Valuation Date shall be the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading day, and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. In every case the price to the Participant shall be the weighted average purchase price obtained by the Plan Agent’s broker, net of fees. Funds held by the Plan Agent will not bear interest. In addition, it is understood that the Plan Agent shall have no liability (other than as provided in the Plan) in connection with any inability to purchase shares of common stock within 30 days after the payment date of any dividend or distribution as herein provided or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for any Participant’s account. Whenever the Plan Agent, as purchasing agent for the Participants, is to buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of a dividend or distribution, to the extent the Plan Agent is able to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the income dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as an income dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distributions, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar

DIVIDENDS AND DISTRIBUTIONS:
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued) (unaudited)

year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 505000 Louisville, Kentucky 40233-5000, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Investment Objective and Policies (unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments (as defined herein) in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China (“Direct Investments”) (collectively, “China companies”). The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective. Income is not a consideration in selecting investments or an investment objective.

The Fund has a policy to invest, under normal market conditions, at least 80% of its assets in China and Taiwan companies. For purposes of this policy, “China” means the People’s Republic of China, which includes Hong Kong. The Board of Directors of the Fund may change the 80% policy, but the Fund must provide its stockholders with at least 60 days’ notice prior to any such change. An equity security is defined as common or preferred stock (including convertible preferred stock); bonds, notes or debentures convertible into common or preferred stock; stock purchase warrants or rights; equity interests in trusts, partnerships, joint ventures or similar enterprises; or American, Global or other types of depositary receipts. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries made to the companies. To the extent the Fund’s assets are not invested in equity securities of China companies, the Fund’s assets will be invested in debt securities of the kind described under “—Temporary Investments” below.

The Fund’s definition of China companies includes companies that may have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries, as well as in China. The Fund believes, however, that investment in such companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in China such that their value will tend to reflect developments in China to a greater extent than developments in other countries. For example, the Fund may invest in companies organized and located in countries outside of China, including companies having their entire production facilities outside of China, when such companies meet one of the elements of the Fund’s definition of China companies.

The Fund may invest up to 25% of the net proceeds from its offerings of its outstanding Common Stock in Direct Investments; however, the Board of the Fund has suspended additional investments in Direct Investments.

In addition, there are a limited number of companies with securities listed on stock exchanges in China in which the Fund may invest; however, the Fund anticipates that the number of such securities will increase substantially in the future and the Fund intends to invest in a broad range of such securities as they become available. In addition, for temporary defensive purposes, the Fund may invest less than 80% of its assets in equity securities of China companies, in which case the Fund may invest in debt securities of the kind described under “—Temporary Investments” below.

Investment Objective and Policies (continued) (unaudited)

The Fund invests its assets over a broad spectrum of the Chinese economy, including, as conditions warrant from time to time, trade, financial and business services, transport and communications, manufacturing, real estate, textiles, food processing and construction, among others. In selecting industries and companies for investment, the Investment Manager considers overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund is not permitted to invest more than 25% of its assets in any one industry.

The Fund is permitted to invest indirectly in securities of China companies through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent such Depositary Receipts become available. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts are deemed to be investments in the underlying securities.

The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 75%, although in any particular year market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund’s portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the fund deems it appropriate to purchase or sell securities for the Fund.

Temporary Investments

During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest in certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., Chinese or Hong Kong governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any

Investment Objective and Policies (continued) (unaudited)

currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S., Chinese or Hong Kong corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Investment Manager believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in China).

Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price, including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Foreign Currency and Other Hedging Transactions, Options and Futures Contracts

In order to hedge against foreign currency exchange rate risks, the Fund is authorized to enter into forward foreign currency exchange contracts and foreign currency futures contracts and to purchase and write (sell) put or call options on foreign currency and on foreign currency futures contracts. However, with respect to the Chinese renminbi, there currently is not a viable market in which the Fund may engage in any of the foregoing hedging transactions. The Fund also is authorized to hedge against equity market and interest rate fluctuations affecting portfolio securities by entering into stock options, stock index futures transactions, interest rate futures contracts and options thereon.

The Fund’s dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not speculate in foreign currencies. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale of shares of the Fund or payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund may not commit more than 5% of its assets to position hedging contracts and will not enter into foreign currency hedging transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s assets denominated in that currency.

The Fund is authorized to enter into securities options transactions in order to hedge all or a portion of its portfolio investments. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into stock index futures contracts and options thereon. Currently, the Fund’s ability to engage in these transactions is circumscribed by the absence of a market for options or futures with respect to Chinese securities.

Investment Objective and Policies (continued) (unaudited)

The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

There currently are limited options and futures markets for Chinese currency, securities and indexes and the nature of the strategies adopted by the Investment Manager and the extent to which those strategies are used will depend on the development of those markets. The Fund will normally engage in transactions in options and futures which are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission (“CFTC”). Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be deposited in a segregated account with the Fund’s Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

Lending of Portfolio Securities

Subject to the prior approval of the Fund’s Board of Directors, the Fund may from time to time, for purposes of increasing its income, lend securities (but not in excess of 25% of its net assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade or higher by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Currently, no regular market exists for the lending of Chinese securities.

Any cash collateral received by the Fund in such arrangements will be invested in short-term securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay finders’, administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will not loan portfolio securities to the extent such activity would jeopardize its status as a regulated investment company under Subchapter M of the Code

Risk Factors and Special Considerations (unaudited)

Investors should recognize that investing in the Fund, and in equity securities of China companies in general, involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers.

Political, Economic and Other Factors

The value of the Fund’s assets may be adversely affected by political, economic or social instability in China, diplomatic developments and changes in Chinese law or regulations. In addition, the economy of China may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. Only relatively recently has China permitted private economic activities, and the government of China has exercised and continues to exercise substantial control over many sectors of the Chinese economy through regulation and state ownership. Accordingly, government actions in the future, including any decision not to continue to support the economic reform programs implemented in 1978 and to return to the completely centrally planned economy that existed prior to 1978, could have a significant effect on economic conditions in China, which could affect private sector companies and the Fund, and market conditions, prices and yields of securities in the Fund’s portfolio. China is a socialist state which since 1949 has been, and is expected to continue to be, controlled by the Communist Party of China and its present reforms, policies and regulatory climate may change without advance notice.

Continued economic growth and development in China, as well as opportunities for foreign investment in and prospects of private sector enterprises in China, will be dependent in many respects upon the implementation of the economic reform program begun in 1978. Although this program has been reaffirmed in China’s Five-Year Economic Plans, there can be no assurance that the Chinese government will continue to support this program or that the program will result in growth of the Chinese economy.

The Chinese government exercises significant control over China’s economy through its industrial policies (e, allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. For over three decades, the Chinese government has been reforming economic and market practices, providing a larger sphere for private ownership of property, and interfering less with market forces. While currently contributing to growth and prosperity, these reforms could be altered or discontinued at any time. Changes in these policies could adversely impact affected industries or companies in China. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese companies, or other similar actions. Such actions could adversely impact the Fund’s ability to achieve its investment objective.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt the economic development in China. China’s long-running conflict over Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken

Risk Factors and Special Considerations (continued) (unaudited)

economic ties. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese government also sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s economy, particularly its export oriented sectors, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.

In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. Social cohesion in China is being tested by growing income inequality and larger scale environmental degradation. Social instability could threaten China’s political system and economic growth, which could decrease the value of the Fund’s investments.

Following the establishment of the People’s Republic of China in 1949, the Chinese government renounced various debt obligations, which have never been paid, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future. An investment in the Fund involves a risk of a total loss.

The tax law and regulations of China are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region.

Hong Kong has been governed by the Basic Law, which guarantees a high degree of autonomy from China in certain matters until 2047. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and refrain from exerting a tighter grip on Hong Kong’s political, economic and social concerns. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

Investments in non-U.S. issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Investment and Repatriation Restrictions

Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and increase the costs and expenses of the Fund. China may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons or limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company that

Risk Factors and Special Considerations (continued) (unaudited)

may have less advantageous terms than the classes available for purchase by nationals. Currently, China permits investments by foreign persons in special shares (“B” shares), securities listed on Chinese securities exchanges (traded in U.S. dollars on the Shanghai Stock Exchange and in Hong Kong dollars on the Shenzhen Stock Exchange), but restricts investment in other securities listed on Chinese securities exchanges (“A” shares). In addition, China may restrict investment opportunities in issuers or industries deemed important to national interests. China may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in China’s balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. Accordingly, the Fund treats investments with repatriation restrictions as illiquid for purposes of any applicable limitations under the 1940 Act. As a closed-end fund, the Fund is not currently limited in the amount of illiquid securities it may acquire. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If for any reason the Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Chinese Corporate and Securities Laws

China currently has a civil law system that relies heavily on written statutes. Unlike common law systems, decisions made by the judicial courts are not considered binding precedent under the law. In addition, due to the limited volume of published cases and the non-binding nature of prior court decisions, interpretation and implementation of such laws and regulations and the enforcement of shareholders’ rights under such laws and regulations involve significant uncertainties. At present, the securities market and regulatory framework for the securities industry in China is at an early stage of development. Although legislation in China over the past two decades has significantly improved the protection afforded to various forms of foreign investment and contractual arrangements in China, these laws, regulations and legal requirements are relatively new and their interpretation and enforcement are constantly changing and involve uncertainties, which could limit the legal protections afforded to the Fund, and foreign investors. Further, there are differences between China’s accounting and auditing standards, reporting practices and disclosure requirements and those generally accepted internationally. In general, less audited information is available for Chinese companies than for companies in more developed countries. Such information as it is available may be less reliable than that published by or about companies in more developed countries. Laws regarding fiduciary duties of officers and directors, and the protection of investors, are especially undeveloped, and laws may not exist to cover all contingencies. As a result, the administration of laws and regulations by government agencies may be subject to considerable discretion. There are no uniform national laws or regulations addressing certain matters of concern to foreign investors in China, and usually only local laws or regulations will apply, which may not be as comprehensive as comparable U.S. laws. As legal systems in China develop, foreign investors may be adversely affected by new laws, changes to existing laws and preemption of local laws by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Risk Factors and Special Considerations (continued) (unaudited)

Market Characteristics

Investments in China and more specifically, investments in securities of the Chinese domestic securities market listed and traded on China’s domestic stock exchanges (including China A Shares) are currently subject to certain additional risks. Purchase and ownership of China A Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks as described herein. China A Shares may only be bought from, or sold to, the Fund from time to time where the relevant China A Shares may be sold or purchased on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”), as appropriate. The existence of a liquid trading market for China A Shares may depend on whether there is supply of, and demand for, China A Shares. Investors should note that the SSE and SZSE on which China A Shares are traded (collectively, the “China A Shares Markets”) are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares Markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of the Fund. The China A Shares Markets are considered volatile and unstable (with the risk of suspension of a particular stock or government intervention).

In addition to their smaller size, lesser liquidity and greater volatility, the securities markets in mainland China, including Hong Kong, are less developed than U.S. securities markets. Disclosure and regulatory standards may, in many respects, be less stringent than U.S. standards. In addition, there is less extensive regulation of securities markets on which securities of China companies trade than in the United States, particularly in China. Accounting, auditing and financial standards and requirements may not have been established in some respects in China, or, to the extent established, differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a China company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about China companies than there is about U.S. issuers and such information may be less reliable than that available about U.S. issuers. The securities markets in China are in the early stages of development and are undergoing a period of rapid growth and regulatory reform, which may lead to difficulties in settlement and recording of transactions and in interpreting and applying the relevant regulations and which may affect the Fund’s ability to invest in these markets. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Interest and dividends on securities held by the Fund may be subject to withholding taxes imposed by China or other foreign governments.

Foreign Exchange Control

It should be noted that the RMB is currently not a freely convertible currency, as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for the Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and

Risk Factors and Special Considerations (continued) (unaudited)

demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In March 2014, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/-1% to +/-2% and may seek to do so again in the future.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the State Administration of Foreign Exchange. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, it is unclear whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies.

Foreign Currency and Hedging Considerations

The Fund’s assets are invested principally in securities of China companies and substantially all of the income received by the Fund is in foreign currencies, including Chinese renminbi and Hong Kong dollars. However, the Fund computes and distributes its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the relevant foreign currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currency to U.S. dollars, the Fund will be required to borrow money or liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund invests primarily in securities denominated or quoted in foreign currencies, changes in the exchange rates at which such foreign currencies may be converted into U.S. dollars will affect the dollar value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars

Risk Factors and Special Considerations (continued) (unaudited)

or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against U.S. dollar and the Hong Kong dollar was relatively stable. Since July 2005, the appreciation of RMB has begun to accelerate. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. Currently, there is no market in which the Fund may engage in many of these hedging transactions, including with respect to the renminbi, and there can be no guarantee that instruments suitable for hedging currency or market or interest rate shifts will be available at the time when the Fund wishes to use them. There can be no assurance that any hedging transactions will be successful and such hedging transactions could actually be counterproductive. The Fund is authorized to enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as to purchase put or call options on foreign currencies, in U.S. or foreign markets, to the extent available. In order to hedge against adverse market shifts, the Fund is permitted to purchase put and call options on stocks, write covered call options on stocks and enter into stock index futures contracts and related options. The Fund also is authorized to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

A Share Risk

Under the prevailing Investment Regulations in China, no foreign investor can directly invest in the China A Share market without a qualified foreign institutional investor (“QFI”) license. Under these regulations, the Fund is not eligible to be a QFI. As a result, the Fund will only be able to invest indirectly in the A Share market, either through a derivative security or through an arrangement (“QFI Arrangement”) with a holder of a QFI license.

The investment regulations under which the Fund would invest in the A Share market are relatively new. In addition, the application and interpretation of these regulations is often unclear and there is no certainty as to how they will be applied.

It is likely that the Fund will attempt to gain exposure to the A Share market through a derivative instrument, such as a structured note or warrant, the return on which is linked to one or more A Shares. The Fund currently intends to purchase warrants from a financial institution, which would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of A shares of underlying Chinese companies over approximately the market price at the time of purchase. The warrants will be exercisable over specified periods. The Fund may also, in the future, purchase structured notes to gain exposure to the A share market. The return on the structured notes would be based on the return on A shares of one or more specified underlying Chinese companies during the term of the notes. The use of derivatives have risks, including imperfect correlation between the value of such instruments and the underlying assets and the possible default of the other party to the transaction. It is also possible that the Fund may attempt to obtain A Share exposure through a QFI Arrangement. It is important to note that under the current QFI Arrangement investment regulations, the Fund will not have any legal, beneficial or proprietary interest in or to the underlying A

Risk Factors and Special Considerations (continued) (unaudited)

Shares it invests in pursuant to a QFI Arrangement. Under a QFI Arrangement, all A Shares acquired by a QFI license holder on behalf of the Fund would be registered in the name of the QFI license holder, its local custodian and its local broker in accordance with Chinese law, and maintained in electronic form via a securities account with the China Securities Depository and Clearing Corporation Ltd. As a matter of Chinese law, the QFI will be treated as the owner of such A Shares. As a result, the Fund may suffer a loss of some or all of its interest in A Shares purchased in a QFI Arrangement if the QFI license holder becomes insolvent.

It must also be noted that a QFI license holder may be required to use the A Shares held for the account of the Fund for the account of any of the QFI’s other customers participating in a QFI Arrangement with the QFI for the purposes of settling trades entered into by those other customers.

The QFI investment regulations relating to the repatriation of principal and realized profits apply to the A Shares owned by a QFI as a whole. In this respect, there could be circumstances in which the Fund achieves realized profits in respect of its investments held through a QFI Arrangement but is unable to repatriate those profits because, as a whole, all of the A Shares held by that QFI has not made a profit during the relevant financial period. In addition, the Fund may not be able to repatriate all the realized profits attributable to its investments if the level of profitability of all of the A Shares held by that QFI as a whole is less than the profitability achieved by the Fund. There is also the possibility that the Fund may be unable to repatriate monies for an initial period of one year and after that only on a quarterly basis without incurring additional costs. The QFI investment regulations are relatively new. The application and interpretation of these regulations are subject to a certain degree of uncertainty as to how they will be applied.

Any investment by the Fund in the A Share market through a QFI Arrangement will be subject to exchange control and other requirements of SAFE concerning repatriation and remittance of funds. Under applicable Chinese law, the QFI license holder will be required to apply for permission to repatriate the whole or part of the funds (including realized profits) invested by the Fund through the QFI and restrictions on repatriation apply which may delay or prevent the Fund’s ability to repatriate amounts out of the QFI Arrangement. In particular, the Fund may only request withdrawal of funds periodically up to its pro rata share of the amount available for withdrawal by the QFI.

Further, violations of the QFI investment regulations arising out of activities relating to portions of a QFI’s A Share authorization that is being utilized by persons other than the Fund could result in revocation of or other regulatory action in respect of the authorization as a whole, including the portion utilized by the Fund.

Direct Investments

The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding Common Stock in direct investments in China companies, which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Further, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Certain of the Fund’s direct investments, particularly in China, may include investments in smaller, less seasoned companies, which may involve greater risks.

Risk Factors and Special Considerations (continued) (unaudited)

These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, in the event the Fund sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, below or above net asset value. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Directors and Officers (unaudited)

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director holds office until the expiration of his term and until his successor is selected and qualified.

Name (Age) and Address of Directors or Nominees for Director*	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies
CLASS I
Julian Reid (78)	Chairman of the Board and Director	2018 (2024)	Director and Chairman of 3a Funds Group (1998-Present); Director of JP Morgan China Region Fund, Inc. (1997- 2017).	1	Director and Chairman of the Board, The Korea Fund, Inc.
CLASS II
Richard A. Silver (75)	Director	2018 (2022)	Retired. Director, The Korea Fund, Inc.	1	Director, The Korea Fund, Inc.
Yan Hu (60)	Director	2022 (2025)	Owner, Ink Stone Ltd. (2020-present); Advisor, Vermilion Partners (2016-present).	1	Director, The Korea Fund, Inc.
CLASS III
George J. Iwanicki (61)	Director	2020 (2023)	GEM/Asia-Pacific Equity Investment Strategist, JP Morgan Asset Management (1992-2019)	1	None.

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110.

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Directors and Officers (continued) (unaudited)

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Theresa Noriega-Lum (57)Matthews Asia, 4 Embarcadero Center, Suite 550 San Francisco, CA 94111	President	2022	Chief Financial Officer (since 2018), Matthews International; Head of Business Initiatives, BlackRock (2004-2018).
Patrick Keniston (58) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer and Secretary	Chief Compliance Officer Since 2011; Secretary Since 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2008-Present).
Monique Labbe (49) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2015	Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2014-present)

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THE CHINA FUND, INC.

United States Address

The China Fund, Inc.
c/o Brown Brothers Harriman & Co.
Fund Administration, 7th Floor
50 Post Office Square
Boston, MA 02110

Directors and Officers

Julian Reid, Chairman of the Board, Investment Committee, Discount Management Committee and Governance, Nomination & Compensation Committee and Director
Richard Silver, Chairman of the Audit, Valuation and Compliance Committee and Director
George Iwanicki, Governance, Nomination & Compensation Committee, Contracts Committee, Investment Committee, Discount Management Committee and Director
Yan Hu, Governance, Nomination & Compensation Committee, Contracts Committee, Investment Committee, Discount Management Committee and Director
Theresa Noriega-Lum, President
Patrick Keniston, Chief Compliance Officer and Secretary
Monique Labbe, Treasurer

Investment Manager

Matthews International Capital Management, LLC

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

Brown Brothers Harriman & Co.

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Morgan, Lewis & Bockius, LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The China Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Richard Silver. Mr. Silver has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended October 31, 2022, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US $50,000 for professional services rendered for the audit of the Fund’s annual financial statements.

For the fiscal year ended October 31, 2021, Tait Weller, the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US $ 50,000 for professional services rendered for the audit of the Fund’s annual financial statements.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2022, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended October 31, 2021, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c) Tax Fees

For the fiscal year ended October 31, 2022, Tait Weller billed the Fund aggregate fees of US $5,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2021, Tait Weller billed the Fund aggregate fees of US $5,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d) All Other Fees

For the fiscal year ended October 31, 2022, Tait Weller did not bill the Fund for other fees.

For the fiscal year ended October 31, 2021, Tait Weller did not bill the Fund for other fees.

(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2022, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2022 and October 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f) Not applicable.

(g) For the fiscal year ended October 31, 2022, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended October 31, 2021, Tait Weller did not provide any non-audit services to Matthews International Capital Management, LLC (“Matthews Asia”, or the “Investment Adviser”) or any other entity in the Fund’s Investment Company Complex.

(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are George J. Iwanicki, Julian Reid, Richard A. Silver, and Yan Hu.

Item 6. Investments.

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(4) are copies of the proxy voting policies and procedures of the Fund and its Investment Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of December 29, 2022, the portfolio manager of the registrant is as follows:

Andrew Mattock, CFA

Lead Manager

Mr. Mattock joined Matthews Asia in 2015. Mr. Mattock is U.S. based and has over 29 years of experience investing in Asia and 27 years of industry experience. Prior to joining Matthews Asia, Mr. Mattock was a portfolio manager with Henderson Global Investors for 15 years.

As of October 31, 2022, Mr. Mattock managed and advised 2 mutual funds with a total of approximately US$ 771 million in assets, 1 closed end fund with a total of approximately US$ 119 million in assets, 2 offshore funds with a total of approximately US$343 million in assets and 1 Active ETF with a total of approximately US$ 3 million in assets.

Winnie Chwang

Co-Manager

Ms. Chwang joined Matthews Asia in 2004 and has built her investment career at the firm. Ms. Chwang is U.S. based and has over 18 years of experience investing in Asia.

As of October 31, 2022, Ms. Chwang managed and advised 1 mutual fund with a total of approximately US$ 152 million in assets and 1 offshore fund with a total of approximately US$ 280 million in assets.

Conflicts of Interest:

Matthews Asia has adopted a Code of Ethics (the “Code”) as part of the firm’s Compliance Program in order to mitigate and manage conflicts of interest that may exist or arise in connection with personal securities transactions by our officers and employees.

Below is a brief summary of the Code.

The Code contains restrictions on personal securities transactions applicable to all our officers and employees and includes a standard of business conduct requiring officers and employees:

•	To comply with applicable laws;

•	To report their personal securities transactions to our compliance department;

•	To acknowledge their receipt of, and agreement to, observe the requirements of the Code;

•	To report any violations of the Code to our Chief Compliance Officer (“CCO”).

To reduce potential conflicts of interest, the Code prohibits all officers and employees from investing in the securities of Asia Pacific companies. Matthews Asia’s Global Head of Risk and Compliance, and CCO, the US fund board of Trustees and the Code of Ethics sub-committee, review and approve any material changes or updates to the firm’s Conflicts Policy, which includes the Code.  As outlined in the Code, employees may be permitted to continue holding such securities if they were held prior to joining Matthews Asia, however, Compliance pre-approval is required to trade in such securities. For purposes of the Code, an Asia Pacific Security is any security issued or guaranteed by: (1) a company that is organized under the laws of an Asia Pacific Country; (2) traded in any market in an Asia Pacific Country; (3) issued or guaranteed by a governmental entity or an agency or instrumentality or political subdivision of an Asia Pacific Country, or (4) a company that has been deemed to be an Asia Pacific Security by Matthews Asia. Asia Pacific Securities include warrants, options or futures on or related to Asia Pacific securities, but do not include the shares of an open-end investment company registered under the 1940 Act and similarly structured foreign funds. An Emerging Market Security is any security issued or guaranteed by: (1) a company that is organized under the laws of or headquartered in an Emerging Market Country; (2) a company that has the primary trading markets for its securities in an Emerging Markets Country; (3) a governmental entity or an agency or instrumentality or political subdivision of an Emerging Market Country; or (4) a company that has been deemed to be an Emerging Market Security by Matthews. In making this determination, Matthews will generally look through offshore special purpose tax entities to the operating entity

To further reduce the potential for conflicts of interest between us and clients, the Code requires that all officers and employees: (1) obtain approval prior to making certain trades in their personal accounts; (2) submit regular reports of personal transactions made in personal accounts; and (3) provide an annual report of all personal account holdings. These approvals and reports apply to accounts directly or beneficially held by our officers and employees (as well as certain persons closely related to them).

The firm's Compliance Department provides guidance to employees concerning the application and interpretation of the firm's compliance policies, including its Conflicts Policies and will provide training concerning the requirements of these policies to all new employees and to all employees at least annually.

Other Conflicts of Interest Related to Personal Trading and the Professional Activities of our Officers and Employees:

Since we primarily invest in Asia Pacific and Emerging Market companies for clients, the prohibitions under our Code significantly reduce, but do not eliminate, conflicts between the personal trading of our officers and employees who are Access Persons and trading for our clients. Nevertheless, our officers’ and employees’ trading and professional activities may give rise to other potential conflicts of interest. These are described below, along with a description of how we manage those potential conflicts of interest.

We act as investment manager to various investment companies and other accounts. We may give advice and take action with respect to any funds or accounts, or for our own account, that may differ from action taken on behalf of other funds or accounts. We are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling, any security that we or our officers and employees may buy or sell for our or their own account or for the accounts of any other client. While we are not obligated to refrain from investing in securities held by funds or accounts that we manage, we do not ordinarily invest for our own account in Asia Pacific securities. We do sometimes invest for our own account in money market and short-term domestic fixed income securities. Matthews Asia may also provide seed capital to investment companies and similar funds that we sponsor or manage. We manage conflicts with investing for our own account or our officers and employees investing for their accounts by requiring that any transaction be made in compliance with our Code, as discussed above.

Because we manage more than one account, potential conflicts of interest could arise related to the amount of time individuals devote to managing particular accounts. We may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay us a higher fee level or greater fees overall. However, we do not charge performance-based fees to any client accounts, limiting our incentive to favor certain groups of accounts over others. Moreover, we have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.

Potential conflicts of interest may also arise in connection with an employee’s knowledge and the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments, and the valuation of holdings or potential holdings. Some employees who have access to the size and timing of transactions may have information concerning the market impact of transactions, including transactions for the Matthews Asia Funds. Employees may be in a position to use this information to their possible advantage or to the possible detriment of our other client accounts. An investment opportunity may also be suitable for multiple accounts we manage, but not in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. We manage these potential conflicts with employee transactions by requiring that any transaction be made in compliance with our Code, and potential conflicts between client accounts through our procedures for allocating portfolio transactions and investment opportunities.

Employees (including their immediate family members) who invest in one of the funds managed by Matthews Asia, including the Matthews Asia Funds, may have a conflict of interest in that they may have an incentive to treat that fund preferentially as compared to other accounts we manage. However, all portfolio management employees work as a team and share research relevant to other investment mandates and client accounts. With certain exceptions, all accounts have equal access to investment opportunities. These exceptions may provide priority access to limited investment opportunities for accounts that (1) invest in securities of small companies if no account we manage has previously invested in those securities; and (2) focus on a specific country or sector. Some of the accounts that receive priorities may pay us higher fees than accounts that do not have a priority. Our investment team regularly reviews each account (for material dispersion of performance or other indicative factors). These practices help us detect and manage the potential conflict.

The Compliance Department provides guidance to employees concerning the application and interpretation of the firm’s Code of Ethics and will provide training concerning the requirements of this policy to all new employees and to all employees at least annually.

As a general practice, Matthews Asia does not typically comment on specific employee matters related to the personal securities transaction policy.

As a matter of firm policy, we do not disclose the full Code of Ethics to external parties.

Compensation:

Employee compensation may consist of a combination of base salary, fixed and discretionary bonuses, and participation in benefit plans, which are generally available to all salaried employees, including members of the investment team.

Key elements of compensation are detailed below:

•	Base Salary. Each employee receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities.

•	Bonus. Matthews Asia emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews Asia and the employee’s contributions to the firm. For portfolio managers this includes the performance of accounts managed by the employee. Performance over multiple time periods relative to the strategy’s benchmark and peer group, and absolute performance over periods longer than five years, are typically included in this assessment.

•	Benefit Programs. Employees participate in benefit plans and programs available generally to all employees.

•	Other Compensation. Portfolio managers may receive compensation in the form of equity interests in Matthews Asia.

Evaluation of portfolio managers and analysts includes quantitative and qualitative metrics centered on the performance of the portfolios they manage. Portfolio managers’ performance is evaluated across multiple time periods with an emphasis on longer term investment periods. A portion of bonus compensation paid to portfolio managers may be in the form of firm equity and shares of Matthews Asia’s funds, in each case subject to deferral over a period of years. All portfolio managers are eligible to receive equity interests in the firm.

Matthews Asia encourages investment professionals to invest in the strategies they manage and other Matthews Asia strategies, as a means to align the interests of employees with the success of the firm and the interests of its clients.

Ownership of Securities:  The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of October 31, 2022.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Andrew Mattock, CFA Winnie Chwang,	None None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve-month period ended October 31, 2022, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (2)
November 1, 2021 through November 30, 2021	30,681	$26.52	30,681	1,006,000
December 1, 2021 through December 31, 2021	4,709	$25.81	4,709	1,001,291
January 1, 2022 through January 31, 2022	2,684	$18.37	2,684	998,607
February 1, 2022 through February 28, 2022	2,997	$17.31	2,997	995,610
March 1, 2022 through March 31, 2022	2,880	$15.61	2,880	992,730
April 1, 2022 through April 30, 2022	20,790	$14.81	20,790	971,940
May 1, 2022 through May 31, 2022	-	-	-	971,940
June 1, 2022 through June 30, 2022	8,148	$14.74	8,148	963,792
July 1, 2022 through July 31, 2022	5,454	$14.39	5,454	958,338
August 1, 2022 through August 31, 2022	26,042	$13.40	26,042	932,296
September 1, 2022 through September 30, 2022	3,828	$12.97	3,828	928,468
October 1, 2022 through October 31, 2022	-	-	-	928,468
Total	108,213	$18.36	108,213	928,468

(1)	The Discount Management Program was announced on February 6, 2019.
(2)	Management is authorized to make open market purchases in an aggregate amount of up to 10% of the Fund’s common shares outstanding as of the close of business on October 31 of the prior year. This limit may be increased or decreased by the Board of Directors at any time. For the period ended October 31, 2022 the Fund was authorized to repurchase 1,036,681 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The dollar amounts of income and fees and compensation paid related to the securities lending activities of the Fund during the most recent fiscal year was as follows:

(1) Gross income from securities lending activities	$75,438
(2) Fees and/or compensation for securities lending activities and related services	$-
Fees paid to securities lending agent from a revenue split	$12,627
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,778
Administrative fees that are not included in the revenue split	$-
Indemnification fee not included in the revenue split	$-
Rebates paid to borrowers;	$17,137
Other fees relating to the securities lending program not included in the revenue split	$-
(3) Aggregate fees/compensation for securities lending activities and related services	$37,542
(4) Net income from securities lending activities	$37,896

(b) The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Management specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market prices of the securities loaned that might occur and any interest of dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Theresa Noriega-Lum
Theresa Noriega-Lum
President of The China Fund, Inc.

Date:	December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Theresa Noriega-Lum
Theresa Noriega-Lum
President of The China Fund, Inc.

Date:	December 29, 2022

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The China Fund, Inc.

Date:	December 29, 2022